UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[     ]

Preliminary Proxy Statement

[     ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ]

Definitive Proxy Statement

[     ]

Definitive Additional Materials

[     ]

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

_________________________________________________________________________

MIAD SYSTEMS, LTD

(Name of Issuer as specified in its charter)

_________________________________________________________________________

Payment of Filing Fee (Check the Appropriate Box):

[ X ]

No Fee Required

MIAD SYSTEMS, LTD.

43 Riviera Drive, Unit 6

Markham, Ontario, Canada, L3R 5J6

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held October 16, 2006

Dear Shareholders,

Notice is hereby given that a Special Meeting of the Shareholders of MIAD Systems, Ltd., (the “Company”), will be held on October 16, 2006 at 1 p.m. local time at 43 Riviera Drive, Unit 6, Markham, Ontario, Canada, L3R5J6, to act on the following matters:

1.

To consider and vote upon a proposal by the Board of Directors to complete a 1:3 reverse split of the Company’s issued and outstanding common stock; and

2.

To consider and vote upon a proposal by the board of directors to change the Company’s domicile from Ontario, Canada, to the British Virgin Islands, and thereafter to continue its existence as if it had originally been incorporated under the laws of the British Virgin Islands.

The Board of Directors fixed the close of business on September 1, 2006 as the record date for determining those stockholders who will be entitled to vote at the meeting.  The stock transfer books will not be closed between the record date and the date of the meeting.

Representation in person or by proxy of the holders of the majority of the shares outstanding and entitled to vote will constitute a quorum of the meeting.  All shareholders are cordially invited to attend the meeting in person.  Any shareholder attending the meeting may vote in person, even if the shareholder has previously returned a proxy.

Reference is made to the heading “Matters to be Acted Upon” in the attached Proxy Statement, setting forth a more complete description of the matters referred to in Items 1 and 2 above. If you are unable to attend the meeting in person, please read the information contained in the attached Proxy Statement and the form of Proxy enclosed herewith and complete and return the Proxy within the time period specified in the Proxy Statement.  The enclosed Proxy is solicited by management, but you may amend it, if you so desire, by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the meeting.

Dated at Toronto, as of this 14th day of September, 2006

By Order of the Board of Directors

Michael A. Green

Director and President

MIAD SYSTEMS, LTD.

43 Riviera Drive, Unit 6

Markham, Ontario, Canada, L3R 5J6

____________________________

PROXY STATEMENT

_____________________________

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

OCTOBER 16, 2006

The enclosed Proxy is solicited on behalf of MIAD Systems, Ltd, (the “Company”) for the use at a Special Meeting of Shareholders (The “Special Meeting”) to be held October 16, 2006, at 1 p.m., local time, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Special Meeting will be held at 43 Riviera Drive, Unit 6, Markham, Ontario, Canada, L3R5J6. The Company’s principal executive office is located 43 Riviera Drive, Unit 6, Markham, Ontario, Canada, L3R5J6. The Company’s telephone number is 905-479-0214.

These proxy solicitation materials were mailed on or about September 21, 2006 to all shareholders entitled to vote at the Special Meeting.

GENERAL INFORMATION

Appointment of Proxies

The persons named in the enclosed form of proxy are Directors and Senior Officers of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO BY INSERTING SUCH PERSON'S NAME, WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION, IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE COMPLETED PROXY TO THE SECRETARY OF THE CORPORATION AT 43 RIVIERA DRIVE, UNIT 6, MARKHAM, ONTARIO, CANADA L3R 5J6, OR TO MANHATTAN TRANSFER REGISTRAR CO., 58 DORCHESTER ROAD, LAKE RONKONKOMA, NEW YORK, 11779, AT LEAST 72 HOURS PRIOR TO THE MEETING IN ORDER FOR THE PROXY TO BE VOTED.

A Proxy must be executed by a shareholder or his attorney authorized in writing or, if executed by a body corporate, by an Officer or Attorney thereof, duly authorized.

Revocation of Proxies

Any Shareholder giving a Proxy may, in addition to in any other manner permitted by law, revoke the Proxy by depositing an instrument in writing executed by the Shareholder or by his Attorney authorized in writing, or if the Shareholder is a body corporate, by an

Officer or Attorney thereof duly authorized, at the head office of the Corporation or at MANHATTAN TRANSFER REGISTRAR CO., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the Proxy is to be used or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof.

Expenses of Solicitation

The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Certain of the Company’s directors, officers and employees, without additional compensation, also may solicit proxies personally or by telephone, letter or facsimile.

Voting

As of the date hereof, the Company has outstanding 3,711,400 common shares without nominal or par value, each carrying the right to one vote per share.

The Board of Directors of the Company has fixed September 1, 2006, (the “Record Date”) as the Record Date for the purpose of determining the shareholders entitled to receive notice of the Meeting. In accordance with the provisions of the Ontario Business Corporations Act (the “OBCA” or the “Act”) the Company will prepare a list of shareholders as of the Record Date. In accordance with the voting rights attached to the common shares, each shareholder named in the list will be entitled to vote on all matters coming before the meeting for which such shareholder is entitled to vote, the shares shown opposite his or her name on the list, except to the extent that (i) the shareholders has transferred his or her shares after the Record Date; and (ii) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he or she owns the shares and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders before the Meeting, in which case the transferee will be entitled to vote his or her shares at the Meeting.

The failure of a shareholder to receive the Notice of Meeting does not deprive him or her of the right to vote at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the Company’s President, who will serve as the Inspector of Elections (the “Inspector”). The Inspector will also determine whether or not a quorum is present. In general, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under the Act for approval of proposals presented to shareholders. The Company’s Bylaws provide that a quorum consists of the holders of a majority of the shares outstanding and entitled to vote and present or represented by proxy at the meeting.

Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted in favor of all of the matters described herein, and as the proxy holders deem advisable on other matters that may properly come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will not be considered as present with respect to that matter.

The Inspector will treat express abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not treat express abstentions as votes in favor of approving any matter submitted to shareholders for a vote.

The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the provisions of the OBCA concerning voting of shares and determination of a quorum.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

The Company anticipates that the 2007 Annual Meeting of Stockholders will be held in June, 2007. Therefore, proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company’s 2007 Annual Meeting of Stockholders must be received by the Company no later than March, 2007 (approximately 120 days before the meeting), in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to vote at the Annual Meeting was September 1, 2006. As of the Record Date, the Company had a total of 3,711,400 shares of Common Stock issued and outstanding.

The following table sets forth information, as of the Record Date, with respect to the beneficial ownership of the Company’s common stock by: (1) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s common stock; (ii) each director; (iii) named executive officers; and (iv) all current named executive officers and directors as a group:

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Michael A.S. Green (1) (President and Director)	2,300,000	62%
Fung Ming (1) (Director)	0	0%
All Directors and Executive Officers as a group (2 in number)	0	0%

(1)

The person listed is an officer, a director, or both, of the Company.

MATTERS TO BE ACTED UPON

PROPOSAL ONE

REVERSE STOCK SPLIT

Overview

On August 10, 2006, the Company’s Board of Directors approved a proposal to decrease the number of issued and outstanding shares of the Company through authorization of a 1:3 reverse stock split of all issued and outstanding shares, without causing a reduction in the total number of authorized shares. The Company currently has a total of 3,711,400 shares issued and outstanding.  In the event the proposed reverse split is approved, the total number of issued and outstanding shares will be reduced to approximately 1,237,134 shares.

Reasons for the Reverse Stock Split

The Board of Directors is recommending that the Company implement a 1:3 reverse stock split to reduce the number of the Company’s issued and outstanding common shares. The Board believes that a reduction in the number of issued and outstanding shares may result in an increase in the market price of the common shares. If the reverse stock split is approved, the Board believes that the resulting reduction in the number of outstanding shares of common stock may encourage greater interest in the Company’s common stock by the investment community and as a result lead to an increase in the market price of the common stock.

Risks Associated With the Reverse Stock Split

The reverse stock split may not result in the benefits described above under the heading “Reasons for the Reverse Stock Split.” Specifically, the market price of the Company’s common stock immediately after the effective date of the proposed reverse stock split may not be maintained for any period of time or may not approximate three times the market price of the Company’s common stock before the reverse stock split. Accordingly, the total market capitalization of the common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of the common stock following the reverse stock split may not exceed or remain higher than the current market price. As a result, the reverse stock split could further adversely affect the market price of our common stock.

Effects and Mechanics of the Reverse Stock Split

If the reverse stock split is approved, every 3 shares of the Company’s common stock owned by a shareholder would automatically be converted into one new share of the Company’s common stock. In the event that the reverse split results in fractional shares of stock, those fractional shares will be rounded up to the nearest whole number.

The reverse stock split will be effected simultaneously for all of the Company’s common stock. The reverse stock split will affect all of the Company’s shareholders uniformly and will not affect any shareholder’s percentage ownership interests in the Company.

No Dissenters’ Rights

Stockholders who do not consent to or vote in favor of the reverse split are not entitled to the dissenter’s or appraisal rights provided in Section 185 of the Ontario Business Corporation Act.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PROPOSAL TWO

CHANGE OF DOMICILE

Overview

On August 10, 2006, the Company’s board of directors approved a proposal pursuant to Section 181 of the Act, under which the Company would change its domicile to the British Virgin Islands and continue its existence as if it had been incorporated under the laws of the British Virgin Islands. The proposal is contingent upon approval by the shareholders of the Company.

The Company may not change its domicile and continue its corporate existence in a new jurisdiction as if it had originally been incorporated in that jurisdiction, unless the laws of the other jurisdiction provide in effect that:

(a)

the property of the corporation continues to be the property of the body corporate;

(b)

the body corporate continues to be liable for the obligations of the corporation;

(c)

an existing cause of action, claim or liability to prosecution is unaffected;

(d)

a civil, criminal or administrative action or proceeding pending by or against the corporation may be continued to be prosecuted by or against the body corporate; and

(e)

a conviction against the corporation may be enforced against the body corporate or a ruling, order or judgment in favour of or against the corporation may be enforced by or against the body corporate.

The board of directors believes that the laws of the British Virgin Islands satisfy the foregoing requirements.

Dissenters’ Right of Appraisal

Section 185 of the Ontario Business Corporations Act (the “OBCA” or the “Act”) entitles registered holders of common shares to dissent from Proposal 2, the change of domicile of the Company (the “Resolution”). In the event that the Resolution becomes effective, any shareholder who dissents from such Resolution in compliance with Section 185 of the OBCA (a "Dissenting Shareholder") will be entitled to be paid by the Company the fair value of the common shares of the Company (the “Common Shares”) held by such shareholder, determined as of the close of business on the day before the Resolution was adopted. Under the OBCA, there is no right of partial dissent and accordingly, a Dissenting Shareholder may only claim with respect to all of the Common Shares held by them on behalf of any one beneficial owner and which are registered in the name of the Dissenting Shareholder.

The following summary does not purport to provide a comprehensive statement of the procedures that must be followed by a dissenting shareholder who is exercising their rights under Section 185. Section 185 of the OBCA requires strict adherence to the procedures established therein. Failure to do so may result in the loss of all dissent rights. Accordingly, each shareholder who may desire to exercise the dissent rights afforded them under the OBCA should carefully consider and comply with the provisions of Section 185. Appendix A to this proxy statement contains the full text of Section 185 of the OBCA, which relates to Dissenters’ rights. We encourage you to read Appendix A carefully and in its entirety. Failure to follow all of the steps required by Section 185 of the OBCA may result in the loss of your Dissent rights.

The Dissenting Shareholder of the Company must send to the Company, no later than the termination of the meeting at which the Resolution referred to herein is to be voted on, a written objection to the Resolution from which he or she dissents (a "Dissent Notice"). The OBCA does not provide, and the Company will not assume, that a vote (whether in person or by proxy) against the Resolution constitutes a Dissent Notice. The OBCA provides, in effect, that a shareholder who has submitted a Dissent Notice and who votes in favor of the Resolution will no longer be considered a Dissenting Shareholder.

The Company is required, within ten days after the shareholders adopt the Resolution referred to herein, to notify each shareholder who has filed a Dissent Notice with respect to the Resolution that the Resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the Resolution or who has withdrawn their Dissent Notice. A Dissenting Shareholder must then, within 20 days after they receive notice that the Resolution has been adopted, or, if they do not receive such notice, within 20 days after they learn that such Resolution has been adopted, send to the Company a written notice (a "Payment Demand") containing: 1) his/her name and address; 2) the number of Common Shares in respect of which they dissented; and 3) a demand for payment of the fair value of such Common Shares. Within 30 days thereafter, the Dissenting Shareholder must send to the Company or a transfer agent of the Company, the certificates representing the Common Shares in respect of which they dissented. A Dissenting Shareholder who fails to send the Dissent Notice, Payment Demand and the certificates representing the Common Shares in respect of which they dissented, forfeits their right to make a claim under Section 185 of the OBCA. The Company or a transfer agent of the Company will endorse on share certificates received from a Dissenting Shareholder a notice that the holder is a Dissenting Shareholder and will forthwith return the share certificates to the Dissenting Shareholder.

On sending a Payment Demand to the Company, a Dissenting Shareholder ceases to have any rights as a shareholder, other than the right to be paid the fair value of Common Shares as determined under Section 185 of the OBCA, except where: 1) the Dissenting Shareholder withdraws his Payment Demand before the Company makes an offer to him as hereinafter described; 2) the Company fails to make an offer as hereinafter described and the Dissenting Shareholder withdraws his Payment Demand; or 3) the directors of the Company revoke the Resolution from which the Dissenting Shareholder dissents prior to the effective date of the Resolution, in which case their rights as a shareholder are reinstated as of the date he sent the Payment Demand.

The Company is required, not later than seven days after the later of the effective date of the Resolution from which a shareholder has dissented or the date on which the Company has received the Payment Demand of a Dissenting Shareholder, to send to each Dissenting

Shareholder who sent a Payment Demand a written offer to pay for his Common Shares an amount considered by the Board of Directors of the Company to be the fair value thereof, accompanied by a statement showing the manner in which the fair value was determined. The Company must pay for the Common Shares of the Dissenting Shareholder within ten days after an offer made as aforesaid has been accepted by the Dissenting Shareholder, but any such offer lapses if the Company does not receive an acceptance thereof within 30 days after the offer has been made.

If the Company fails to make an offer to pay for a Dissenting Shareholder's Common Shares or if a Dissenting Shareholder fails to accept an offer which has been made, the Company may, within 50 days after the effective date of the Resolution from which a shareholder has dissented or within such further period as the court may allow, apply to the court to fix the fair value for the Common Shares of the Dissenting Shareholders. If the Company fails to apply to the court, the Dissenting Shareholder may apply to such court for the same purpose within a further period of 20 days or within such further period as the court may allow. A Dissenting Shareholder is not required to give security for costs in such an application. If the Company fails to apply to the court as aforesaid, then the costs of an application by a Dissenting Shareholder as aforesaid are to be borne by the Company unless the court otherwise orders.

Upon an application to the court, all Dissenting Shareholders whose Common Shares have not been purchased by the Company will be joined as parties and be bound by the decision of the court, and the Company will be required to notify each affected Dissenting Shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel. Upon any such application to the court, the court may determine whether any person is a Dissenting Shareholder who should be joined as a party, and the court is required to fix the fair value for the Common Shares of all Dissenting Shareholders. The final order of the court will be rendered against the Company in favour of each Dissenting Shareholder and for the amount of the fair value of his common shares as fixed by the court. The court may, in its discretion, allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the effective date of the Resolution from which he or she dissented until the date of payment.

Dissenting Shareholders of the Company will not have any right under the OBCA other than to have their Common Shares appraised and receive the fair value thereof in accordance with the OBCA.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Company may recommend.

THE BOARD OF DIRECTORS

September 14, 2006

Appendix A

Section 185 OBCA

Rights of dissenting shareholders

185. (1) Subject to subsection (3) and to sections 186 and 248, if a corporation resolves to,

(a)  amend its articles under section 168 to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;

(b)  amend its articles under section 168 to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;

(c)  amalgamate with another corporation under sections 175 and 176;

(d)  be continued under the laws of another jurisdiction under section 181; or

(e)  sell, lease or exchange all or substantially all its property under subsection 184 (3),

a holder of shares of any class or series entitled to vote on the resolution may dissent. R.S.O. 1990, c. B.16, s. 185 (1).

Idem

(2) If a corporation resolves to amend its articles in a manner referred to in subsection 170 (1), a holder of shares of any class or series entitled to vote on the amendment under section 168 or 170 may dissent, except in respect of an amendment referred to in,

(a)  clause 170 (1) (a), (b) or (e) where the articles provide that the holders of shares of such class or series are not entitled to dissent; or

(b)  subsection 170 (5) or (6). R.S.O. 1990, c. B.16, s. 185 (2).

Exception

(3) A shareholder of a corporation incorporated before the 29th day of July, 1983 is not entitled to dissent under this section in respect of an amendment of the articles of the corporation to the extent that the amendment,

(a)  amends the express terms of any provision of the articles of the corporation to conform to the terms of the provision as deemed to be amended by section 277; or

(b)  deletes from the articles of the corporation all of the objects of the corporation set out in its articles, provided that the deletion is made by the 29th day of July, 1986. R.S.O. 1990, c. B.16, s. 185 (3).

Shareholder’s right to be paid fair value

(4) In addition to any other right the shareholder may have, but subject to subsection (30), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents becomes effective, to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted. R.S.O. 1990, c. B.16, s. 185 (4).

No partial dissent

(5) A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder on behalf of any one beneficial owner and registered in the name of the dissenting shareholder. R.S.O. 1990, c. B.16, s. 185 (5).

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Objection

(6) A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting or of the shareholder’s right to dissent. R.S.O. 1990, c. B.16, s. 185 (6).

Idem

(7) The execution or exercise of a proxy does not constitute a written objection for purposes of subsection (6). R.S.O. 1990, c. B.16, s. 185 (7).

Notice of adoption of resolution

(8) The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn the objection. R.S.O. 1990, c. B.16, s. 185 (8).

Idem

(9) A notice sent under subsection (8) shall set out the rights of the dissenting shareholder and the procedures to be followed to exercise those rights. R.S.O. 1990, c. B.16, s. 185 (9).

Demand for payment of fair value

(10) A dissenting shareholder entitled to receive notice under subsection (8) shall, within twenty days after receiving such notice, or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing,

(a)  the shareholder’s name and address;

(b)  the number and class of shares in respect of which the shareholder dissents; and

(c)  a demand for payment of the fair value of such shares. R.S.O. 1990, c. B.16, s. 185 (10).

Certificates to be sent in

(11) Not later than the thirtieth day after the sending of a notice under subsection (10), a dissenting shareholder shall send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent. R.S.O. 1990, c. B.16, s. 185 (11).

Idem

(12) A dissenting shareholder who fails to comply with subsections (6), (10) and (11) has no right to make a claim under this section. R.S.O. 1990, c. B.16, s. 185 (12).

Endorsement on certificate

(13) A corporation or its transfer agent shall endorse on any share certificate received under subsection (11) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder. R.S.O. 1990, c. B.16, s. 185 (13).

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Rights of dissenting shareholder

(14) On sending a notice under subsection (10), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares as determined under this section except where,

(a)  the dissenting shareholder withdraws notice before the corporation makes an offer under subsection (15);

(b)  the corporation fails to make an offer in accordance with subsection (15) and the dissenting shareholder withdraws notice; or

(c)  the directors revoke a resolution to amend the articles under subsection 168 (3), terminate an amalgamation agreement under subsection 176 (5) or an application for continuance under subsection 181 (5), or abandon a sale, lease or exchange under subsection 184 (8), in which case the dissenting shareholder’s rights are reinstated as of the date the dissenting shareholder sent the notice referred to in subsection (10), and the dissenting shareholder is entitled, upon presentation and surrender to the corporation or its transfer agent of any certificate representing the shares that has been endorsed in accordance with subsection (13), to be issued a new certificate representing the same number of shares as the certificate so presented, without payment of any fee. R.S.O. 1990, c. B.16, s. 185 (14).

Offer to pay

(15) A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (10), send to each dissenting shareholder who has sent such notice,

(a)  a written offer to pay for the dissenting shareholder’s shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

(b)  if subsection (30) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares. R.S.O. 1990, c. B.16, s. 185 (15).

Idem

(16) Every offer made under subsection (15) for shares of the same class or series shall be on the same terms. R.S.O. 1990, c. B.16, s. 185 (16).

Idem

(17) Subject to subsection (30), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (15) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made. R.S.O. 1990, c. B.16, s. 185 (17).

Application to court to fix fair value

(18) Where a corporation fails to make an offer under subsection (15) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder. R.S.O. 1990, c. B.16, s. 185 (18).

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Idem

(19) If a corporation fails to apply to the court under subsection (18), a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow. R.S.O. 1990, c. B.16, s. 185 (19).

Idem

(20) A dissenting shareholder is not required to give security for costs in an application made under subsection (18) or (19). R.S.O. 1990, c. B.16, s. 185 (20).

Costs

(21) If a corporation fails to comply with subsection (15), then the costs of a shareholder application under subsection (19) are to be borne by the corporation unless the court otherwise orders. R.S.O. 1990, c. B.16, s. 185 (21).

Notice to shareholders

(22) Before making application to the court under subsection (18) or not later than seven days after receiving notice of an application to the court under subsection (19), as the case may be, a corporation shall give notice to each dissenting shareholder who, at the date upon which the notice is given,

(a)  has sent to the corporation the notice referred to in subsection (10); and

(b)  has not accepted an offer made by the corporation under subsection (15), if such an offer was made, of the date, place and consequences of the application and of the dissenting shareholder’s right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and (b) within three days after the dissenting shareholder satisfies such conditions. R.S.O. 1990, c. B.16, s. 185 (22).

Parties joined

(23) All dissenting shareholders who satisfy the conditions (a) and (b) shall be deemed to be joined as parties to set out in clauses (22) an application under subsection (18) or (19) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the court in the proceedings commenced by the application. R.S.O. 1990, c. B.16, s. 185 (23).

Idem

(24) Upon an application to the court under subsection (18) or (19), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall fix a fair value for the shares of all dissenting shareholders. R.S.O. 1990, c. B.16, s. 185 (24).

Appraisers

(25) The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders. R.S.O. 1990, c. B.16, s. 185 (25).

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Final order

(26) The final order of the court in the proceedings commenced by an application under subsection (18) or (19) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in clauses (22) (a) and (b). R.S.O. 1990, c. B.16, s. 185 (26).

Interest

(27) The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment. R.S.O. 1990, c. B.16, s. 185 (27).

Where corporation unable to pay

(28) Where subsection (30) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (26), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares. R.S.O. 1990, c. B.16, s. 185 (28).

Idem

(29) Where subsection (30) applies, a dissenting shareholder, by written notice sent to the corporation within thirty days after receiving a notice under subsection (28), may,

(a)  withdraw a notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder’s full rights are reinstated; or

(b)  retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders. R.S.O. 1990, c. B.16, s. 185 (29).

Idem

(30) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that,

(a)  the corporation is or, after the payment, would be unable to pay its liabilities as they become due; or

(b)  the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities. R.S.O. 1990, c. B.16, s. 185 (30).

Court order

(31) Upon application by a corporation that proposes to take any of the actions referred to in subsection (1) or (2), the court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to the rights arising under subsection (4), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance upon such terms and conditions as the court thinks fit and, if the corporation is an offering corporation, notice of any such application and a copy of any order made by the court upon such application shall be served upon the Commission. 1994, c. 27, s. 71 (24).

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Commission may appear

(32) The Commission may appoint counsel to assist the court upon the hearing of an application under subsection (31), if the corporation is an offering corporation. 1994, c. 27, s. 71 (24).

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MIAD SYSTEMS LTD.

INSTRUMENT OF PROXY

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 16, 2006

THIS PROXY IS SOLICITED ON BEHALF OF

THE MANAGEMENT OF THE CORPORATION

I, ___________________________________ the undersigned, being a shareholder of MIAD SYSTEMS LTD. (the "Corporation"), hereby appoint Michael Green, a Director and President of the Corporation or failing him, __________________________________or instead of the foregoing, __________________________________ as my Proxy, to vote for me and on my behalf at the Special Meeting of Shareholders of the Corporation, to be held on Monday, the 16th day of October, 2006, and at any adjournment thereof and to vote the shares in the capital stock of the Corporation registered in the name of the undersigned with respect to the matters set forth below as follows:

1.

On the proposal to complete a 1:3 reverse split of the Company's issued and outstanding common stock

FOR____________WITHHOLD VOTE_____________

2.

On the proposal to change the Company's domicile from Ontario, Canada to the British Virgin Islands, and thereafter to continue its existence as if it had originally been incorporated under the laws of the British Virgin Islands.

FOR ____________WITHHOLD VOTE_____________

The undersigned hereby revokes any proxy previously given. WITNESS my hand this_____ day of_________________________, 2006.

___________________________

________________________________

NAME (Please Print)

 SIGNATURE OF SHAREHOLDER

NOTES:

1.

This proxy confers authority for the above-named to vote his/her discretion with respect to amendments or variations to the matters identified in the Notice of Meeting accompanying this proxy instrumented or on any other matters which may properly come before the meeting. Where no choice is specified by the shareholder, this proxy will confer authority and will be voted in favour of the matters referred to above.

2.

Each shareholder has the right to appoint a person to represent him/her at the meeting other than the person specified above. Such right may be exercised by striking out the names of the specified persons and by inserting in the blank space provided the name of the person to be appointed, who need not be a shareholder of the Corporation.

3.

This proxy must be executed by the shareholder or his/her attorney duly authorized in writing. If the shareholder is a corporation, this proxy must be executed under its corporate seal or by an officer or attorney thereof duly authorized.

4.

Please date this Proxy. If not dated, it shall be deemed to be dated the day on which it is mailed.